                                  EXHIBIT 99

             FORM OF PROXY CARD OF SENTINEL FINANCIAL CORPORATION

                                REVOCABLE PROXY


                         SENTINEL FINANCIAL CORPORATION
                        SPECIAL MEETING OF STOCKHOLDERS

                           ____________________, 1996


     The undersigned hereby appoints the Board of Directors of Sentinel Financial Corporation ("Sentinel"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Sentinel which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held on __________, ______________, 1996, at ________________________, located at
__________________________, Kansas City, Missouri at _:__ _.m., local time, as follows:

     The approval of the Agreement and Plan of Merger and Reorganization, dated as of March 22, 1996, by and among Roosevelt Financial Group, Inc., Roosevelt Bank, Sentinel and Sentinel Federal Savings and Loan Association of Kansas City, and the transactions contemplated thereby.


          [_] FOR                [_] AGAINST              [_] ABSTAIN


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting.

                 The Board of Directors recommends a vote "FOR"
                             the listed proposals.

- ------------------------------------------------------------------------
 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED
 BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
 PRESENTED AT THE MEETING.
- ------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, and after notification to the Secretary of Sentinel at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from Sentinel, prior to the execution of this proxy, of Notice of the Meeting and a Proxy Statement/Prospectus.


Dated:
        ------------------------  ----------------------------------------------
                                  PRINT NAME OF STOCKHOLDER



                                  ----------------------------------------------
                                  SIGNATURE OF STOCKHOLDER



                                  ----------------------------------------------
                                  PRINT NAME OF STOCKHOLDER



                                  ----------------------------------------------
                                  SIGNATURE OF STOCKHOLDER

                                  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


- --------------------------------------------------------------------------------
          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
- --------------------------------------------------------------------------------